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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2003

FIRST DATA CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-11073 (Commission File Number)	47-0731996 (IRS Employer Identification No.)

6200 South Quebec Street, Greenwood Village, Colorado (Address of Principal Executive Offices)		80111 (Zip Code)

Registrant's Telephone Number, Including Area Code: (303) 488-8000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        On October 23, 2003, the U.S. Department of Justice and eight states filed a complaint seeking to block the proposed merger of First Data Corporation and Concord EFS, Inc. A copy of the complaint is attached hereto as Exhibit 99.

Item 7. Financial Statements and Exhibits.

(a)—(b)        Not applicable.

(c)
Exhibits.

Exhibit Number	Description of Exhibit
99	Complaint dated October 23, 2003 filed by the United States of America, State of Connecticut, State of Illinois, State of Louisiana, Commonwealth of Massachusetts, State of New York, State of Ohio, State of Texas, and the District of Columbia naming First Data Corporation and Concord EFS, Inc. as defendants.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION
By:	/s/ STANLEY J. ANDERSEN
Stanley J. Andersen Assistant Secretary

Date: October 24, 2003

Exhibit Index

        The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit
99	Complaint dated October 23, 2003 filed by the United States of America, State of Connecticut, State of Illinois, State of Louisiana, Commonwealth of Massachusetts, State of New York, State of Ohio, State of Texas, and the District of Columbia naming First Data Corporation and Concord EFS, Inc. as defendants.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index